UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2010

United eSystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

2150 N. Highway 190 Covington, Louisiana		70433
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 832-1597

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2010, United eSystems, Inc. (the “Company”) entered into a loan and security agreement (the “Agreement”) with Robert J. Sorrentino pursuant to which Mr. Sorrentino will loan the Company $500,000 as evidenced by a secured promissory note to be issued by the Company on or about December 29, 2010 upon receipt of loan proceeds from Mr. Sorrentino, bearing interest at the greater of (i) 12% per annum or (ii) the 30-day LIBOR rate, as published in the Wall Street Journal plus 1,075 basis points (the “Note”).   The interest rate will change each time and as of the date that the 30-day LIBOR rate changes.  Commencing on January 29, 2011 and continuing to and including the same day of each month thereafter, to and including December 29, 2013, the Company shall make monthly installments consisting of principal and accrued interest.  Each monthly payment shall consist of a payment equal to $13,888.89 plus the accrued interest that has accrued on the outstanding balance from the month preceding the due date for such payment based on the interest rate applicable for that particular month.  In the event of a default, the entire principal amount of the Note shall become immediately due and payable and such principal shall thereafter accrue interest at the interest rate described above plus 3%.  The Note is secured by all of the assets, existing, owned or hereafter acquired by the Company pursuant to the loan and security agreement.  Mr. Sorrentino currently owns approximately 22.7% of the Company’s outstanding common stock.

The foregoing descriptions of the Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the respective documents which are filed as Exhibits 10.1 and 10.2, respectively, to this current report and are incorporated herein by reference.

Section 2.  Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this current report which is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit Title or Description
	10.1	Loan and Security Agreement between United eSystems, Inc. and Robert J. Sorrentino, dated December 28, 2010.
	10.2	Robert J. Sorrentino Promissory Note dated December 29, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED eSYSTEMS, INC.

Dated: December 29, 2010	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Executive Officer and Chief Financial Officer

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UNITED eSYSTEMS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Loan and Security Agreement between United eSystems, Inc. and Robert J. Sorrentino, dated December 28, 2010.
10.2	Robert J. Sorrentino Promissory Note dated December 29, 2010.

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